[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
January 31, 2002

Merrill Lynch
Massachusetts
Municipal Bond Fund

www.mlim.ml.com

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

DEAR SHAREHOLDER

The Municipal Market Environment

Throughout most of the six-month period ended January 31, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, long-term US Treasury bond yields registered slight declines while long-term municipal bond yields were largely unchanged. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. Consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose to approximately 5.45%.

During January 2002, economic indicators were mixed and fixed-income bond yields remained volatile. The January index of leading economic

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

conditions rose for the third consecutive month signaling that US economic activity is likely to expand later this year. However, employment trends, especially in manufacturing, remained weak, suggesting that recent increases in consumer confidence and spending were fragile. In late January 2002, fourth quarter 2001 gross domestic product growth was initially estimated at 0.2%, reflecting only modest improvement of negative growth from the third quarter of 2001. At month end, the Federal Reserve Board ceased its aggressive series of interest rate reductions by maintaining its overnight interest rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, it was still possible that earlier economic weakness could return should consumer spending decline. At the end of January 2002, long-term US Treasury bond yields stood at 5.43%, a decline of approximately 10 basis points during the past six months.

The municipal bond market displayed a very similar pattern during the January period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market also was unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of January 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields rose less than five basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue going forward, any

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

During the six months ended January 31, 2002, our investment strategy was consistent with seeking to provide shareholders with a competitive dividend within the context of reduced volatility. Accordingly, cash reserves were kept to minimal levels for most of the period. Fund performance benefited from this decision as long-term interest rates have generally declined. More recently, as the bond market rally accelerated, steps were taken to reduce the average maturity of the Fund. At this time, it is possible to capture 90%-95% of the yield available on the longest dated securities by investing in bonds possessing maturities in the range of 15 years-20 years. Through this structuring, interest rate volatility is reduced without sacrificing a material amount of income. The Fund's current structure and composition reflect a relatively neutral investment outlook for the months ahead. Any significant efforts to change this stance will hinge upon the strength of economic recovery in 2002 and the Federal Reserve Board's ensuing monetary policy response.

In Conclusion

On December 14, 2001, the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the National Portfolio. We thank you for your investment in Merrill Lynch Massachusetts Municipal Bond Fund.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

March 4, 2002

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                              6-Month          12-Month    Since Inception     Standardized
As of January 31, 2002                                      Total Return     Total Return    Total Return      30-Day Yield
===========================================================================================================================
ML Massachusetts Municipal Bond Fund Class A Shares            +0.71%           +3.85%          +79.23%            4.15%
---------------------------------------------------------------------------------------------------------------------------
ML Massachusetts Municipal Bond Fund Class B Shares            +0.46            +3.32           +70.44             3.81
---------------------------------------------------------------------------------------------------------------------------
ML Massachusetts Municipal Bond Fund Class C Shares            +0.41            +3.22           +44.81             3.72
---------------------------------------------------------------------------------------------------------------------------
ML Massachusetts Municipal Bond Fund Class D Shares            +0.76            +3.74           +50.62             4.05
===========================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 2/28/92 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


4
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Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/01                             +3.63%            -0.51%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                           +4.51             +3.66
--------------------------------------------------------------------------------
Inception (2/28/92)
through 12/31/01                                    +6.03             +5.59
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                 % Return             % Return
                                                Without CDSC         With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/01                            +3.11%              -0.84%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                          +3.98               +3.98
--------------------------------------------------------------------------------
Inception (2/28/92)
through 12/31/01                                   +5.49               +5.49
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 % Return             % Return
                                                Without CDSC         With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/01                            +3.01%              +2.02%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                          +3.88               +3.88
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/01                                   +5.17               +5.17
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 12/31/01                             +3.43%            -0.70%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                           +4.41             +3.56
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/01                                    +5.73             +5.13
--------------------------------------------------------------------------------
 *    Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P        Moody's    Face
Ratings   Ratings    Amount                                               Issue                                               Value
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts--96.9%
------------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa      $1,500   Marlborough, Massachusetts, GO, 5.125% due 6/15/2019 (b)                                       $ 1,521
------------------------------------------------------------------------------------------------------------------------------------
AA          Aa2       1,000   Massachusetts Bay Transportation Authority Revenue Bonds
                              (General Transportation System), Series A, 7% due 3/01/2021                                      1,224
------------------------------------------------------------------------------------------------------------------------------------
AA          Aa2       1,750   Massachusetts Bay Transportation Authority, Revenue Refunding Bonds
                              (General Transportation System), Series A, 7% due 3/01/2011                                      2,096
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         620   Massachusetts Education Loan Authority, Education Loan Revenue Bonds,
                              AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)                                                   651
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         820   Massachusetts Educational Financing Authority, Education Loan
                              Revenue Refunding Bonds, AMT, Issue E, 5.85% due 7/01/2014 (a)                                     863
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       1,000   Massachusetts State Development Finance Agency, Resource Recovery Revenue
                              Refunding Bonds (Semass System), Series A, 5.625% due 1/01/2016 (e)                              1,071
------------------------------------------------------------------------------------------------------------------------------------
                              Massachusetts State Development Finance Agency Revenue Refunding Bonds:
BBB+        A3          750     (Boston University), Series P, 5.45% due 5/15/2059                                               720
AA-         Aa3       1,000     (Mount Holyoke College), 5.50% due 7/01/2016                                                   1,058
------------------------------------------------------------------------------------------------------------------------------------
A1+         NR*       1,300   Massachusetts State, GO (Central Artery), VRDN, Series A, 1.50% due 12/01/2030 (d)               1,300
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       1,395   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT, Series 48,
                              6.35% due 6/01/2026 (e)                                                                          1,452
------------------------------------------------------------------------------------------------------------------------------------
AA          Aa2       1,640   Massachusetts State, HFA, S/F Housing Revenue Refunding Bonds, AMT,
                              Series 40, 6.65% due 12/01/2027                                                                  1,714
------------------------------------------------------------------------------------------------------------------------------------
                              Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
A1+         VMIG1@      800     (Capital Asset Program), VRDN, Series C, 1.50% due 7/01/2010 (d)(e)                              800
AAA         Aaa       5,150     (Medical Center of Central Massachusetts), CARS, Series B, 11.47% due 6/23/2022 (a)(c)         6,238
------------------------------------------------------------------------------------------------------------------------------------
                              Massachusetts State Health and Educational Facilities Authority, Revenue
                              Refunding Bonds:
NR*         Ba2         510     (Bay Cove Human Services Issue), Series A, 5.85% due 4/01/2004                                   525
AAA         Aaa          85     (Boston College), Series J, 6.625% due 7/01/2021 (b)                                              87
AAA         Aaa       1,900     (Massachusetts General Hospital), Series F, 6.25% due 7/01/2012 (a)                            2,157
NR*         Ca          802     (New England Memorial Hospital), Series B, 6.125% due 7/01/2013 (f)                               75
AAA         Aaa       1,000     (Northeastern University), Series E, 6.55% due 10/01/2022 (e)                                  1,048
AAA         Aaa         450     (Stonehill College), Series E, 6.60% due 7/01/2002 (e)(g)                                        469
AAA         Aaa         550     (Stonehill College), Series E, 6.60% due 7/01/2020 (e)                                           570
NR*         A2        1,000     (Wheaton College), Series C, 5.25% due 7/01/2019                                               1,005
------------------------------------------------------------------------------------------------------------------------------------
BBB         NR*        1,500  Massachusetts State Industrial Financial Agency, Resource Recovery Revenue
                              Refunding Bonds (Ogden Haven Hill Project), AMT, Series A, 5.60% due 12/01/2019                  1,155
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Massachusetts Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
CARS     Complementary Auction Rate Securities
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
RIB      Residual Interest Bonds
S/F      Single-Family
VRDN     Variable Rate Demand Notes

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P        Moody's    Face
Ratings   Ratings    Amount                                               Issue                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa      $1,000   Massachusetts State Port Authority, Special Facilities Revenue Bond, AMT,
                              DRIVERS, Series 226, 9.71% due 1/01/2017 (a)(c)                                               $ 1,047
-----------------------------------------------------------------------------------------------------------------------------------
                              Massachusetts State Water Pollution Abatement Trust, Water Pollution Abatement
                              Revenue Bond, Series A:
AA+         Aaa       1,550     6.375% due 2/01/2004 (g)(h)                                                                   1,701
AA+         Aaa         130     6.375% due 2/01/2015                                                                            141
-----------------------------------------------------------------------------------------------------------------------------------
AA          Aa3       5,000   Massachusetts State Water Resource Authority Revenue Bonds, Series A, 6.50% due 7/15/2019       5,925
-----------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa       1,600   Montachusett, Massachusetts, Regional Vocational Technical School
                              District, GO, 5.95% due 1/15/2020 (e)                                                           1,740
-----------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       1,000   Plymouth, Massachusetts, GO, 5.25% due 10/15/2020 (e)                                           1,026
-----------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa       1,210   Southern Berkshire, Massachusetts, Regional School District, GO, 7% due 4/15/2011 (e)           1,255
-----------------------------------------------------------------------------------------------------------------------------------
NR*         Baa3      1,500   Springfield, Massachusetts, GO (School Project Loan), Series B, 7.10% due 9/01/2002 (g)         1,578
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--3.3%
-----------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa       1,300   Puerto Rico Public Finance Corporation Revenue Bonds, RIB, Series 519X,
                              9.524% due 8/01/2018 (c)(e)                                                                     1,450
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$41,825)--100.2%                                                                                    43,662
Variation Margin on Financial Futures Contracts**--0.1%                                                                          19
Liabilities in Excess of Other Assets--(0.3%)                                                                                  (116)
                                                                                                                            -------
Net Assets--100.0%                                                                                                          $43,565
                                                                                                                            =======
-----------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(d) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(e)   MBIA Insured.
(f)   Non-income producing security.
(g)   Prerefunded.
(h) All or a portion of securities held as collateral in connection with open financial futures contracts.
  @   Highest short-term rating by Moody's Investors Service, Inc.
  *   Not Rated.
 **   Financial futures contracts sold as of December 31, 2001 were as follows:

-------------------------------------------------------------------------------
                                                                 (in Thousands)
-------------------------------------------------------------------------------
Number of                           Settlement
Contracts           Issue              Date                               Value
-------------------------------------------------------------------------------
     45       US Treasury Notes     March 2002                          $(4,764)
-------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$4,782)                                          $(4,764)
                                                                        =======
-------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2002

Assets:           Investments, at value (identified cost--$41,825,045) ........................                  $ 43,662,011
                  Cash ........................................................................                        27,412
                  Receivables:
                    Interest ..................................................................     $464,375
                    Variation margin ..........................................................       18,984          483,359
                                                                                                    --------
                  Prepaid registration fees and other assets ..................................                        21,528
                                                                                                                 ------------
                  Total assets ................................................................                    44,194,310
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
Liabilities:      Payables:
                    Beneficial interest redeemed ..............................................      539,675
                    Dividends to shareholders .................................................       47,658
                    Investment adviser ........................................................       21,395
                    Distributor ...............................................................       15,853          624,581
                                                                                                    --------
                  Accrued expenses and other liabilities ......................................                         4,775
                                                                                                                 ------------
                  Total liabilities ...........................................................                       629,356
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:       Net assets ..................................................................                  $ 43,564,954
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------
Net Assets        Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:       shares authorized ...........................................................                  $     35,200
                  Class B Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized ...........................................................                       322,994
                  Class C Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized ...........................................................                        26,035
                  Class D Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized ...........................................................                        30,947
                  Paid-in capital in excess of par ............................................                    43,405,506
                  Undistributed investment income--net ........................................                        31,434
                  Accumulated realized capital losses on investments--net .....................                    (2,141,706)
                  Unrealized appreciation on investments--net .................................                     1,854,544
                                                                                                                 ------------
                  Net assets ..................................................................                  $ 43,564,954
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value:  Class A--Based on net assets of $3,693,909 and 352,004 shares
                  of beneficial interest outstanding ..........................................                  $      10.49
                                                                                                                 ============
                  Class B--Based on net assets of $33,893,398 and 3,229,936 shares
                  of beneficial interest outstanding ..........................................                  $      10.49
                                                                                                                 ============
                  Class C--Based on net assets of $2,729,532 and 260,354 shares
                  of beneficial interest outstanding ..........................................                  $      10.48
                                                                                                                 ============
                  Class D--Based on net assets of $3,248,115 and 309,469 shares
                  of beneficial interest outstanding ..........................................                  $      10.50
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

Statement of Operations

                                                                                For the Six Months Ended
                                                                                        January 31, 2002
--------------------------------------------------------------------------------------------------------
Investment Income:  Interest ...............................................                  $1,370,159
--------------------------------------------------------------------------------------------------------
Expenses:           Investment advisory fees ...............................     $126,735
                    Account maintenance and distribution fees--Class B .....       90,021
                    Professional fees ......................................       45,666
                    Accounting services ....................................       37,710
                    Printing and shareholder reports .......................       19,425
                    Transfer agent fees--Class B ...........................       10,532
                    Registration fees ......................................       10,413
                    Account maintenance and distribution fees--Class C .....        8,273
                    Trustees' fees and expenses ............................        4,660
                    Pricing fees ...........................................        2,483
                    Account maintenance fees--Class D ......................        1,704
                    Custodian fees .........................................        1,563
                    Transfer agent fees--Class A ...........................          981
                    Transfer agent fees--Class D ...........................          855
                    Transfer agent fees--Class C ...........................          785
                    Other ..................................................        4,487
                                                                                 --------
                    Total expenses .........................................                     366,293
                                                                                              ----------
                    Investment income--net .................................                   1,003,866
                                                                                              ----------
--------------------------------------------------------------------------------------------------------
Realized &          Realized gain on investments--net ......................                      33,412
Unrealized Gain on  Change in unrealized appreciation on investments--net ..                    (780,523)
Investments--Net:                                                                             ----------
                    Net Increase in Net Assets Resulting from Operations ...                  $  256,755
                                                                                              ==========
--------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

Statements of Changes in Net Assets

                                                                                                   For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                   January 31,        July 31,
Increase (Decrease) in Net Assets:                                                                     2002             2001
--------------------------------------------------------------------------------------------------------------------------------
Operations:            Investment income--net ...............................................     $  1,003,866      $  1,985,977
                       Realized gain on investments--net ....................................           33,412           282,384
                       Change in unrealized appreciation on investments--net ................         (780,523)        1,931,293
                                                                                                  ------------      ------------
                       Net increase in net assets resulting from operations .................          256,755         4,199,654
                                                                                                  ------------      ------------
--------------------------------------------------------------------------------------------------------------------------------
Dividends              Investment income--net:
to Shareholders:         Class A ............................................................          (93,564)         (186,269)
                         Class B ............................................................         (769,552)       (1,538,462)
                         Class C ............................................................          (57,585)         (114,662)
                         Class D ............................................................          (79,790)         (146,584)
                                                                                                  ------------      ------------
                       Net decrease in net assets resulting from dividends to shareholders ..       (1,000,491)       (1,985,977)
                                                                                                  ------------      ------------
--------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest    Net decrease in net assets derived from beneficial
Transactions:          interest transactions ................................................       (1,462,335)       (3,002,385)
                                                                                                  ------------      ------------
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:            Total decrease in net assets .........................................       (2,206,071)         (788,708)
                       Beginning of period ..................................................       45,771,025        46,559,733
                                                                                                  ------------      ------------
                       End of period* .......................................................     $ 43,564,954      $ 45,771,025
                                                                                                  ============      ============
--------------------------------------------------------------------------------------------------------------------------------
                      *Undistributed investment income--net .................................     $     31,434                --
                                                                                                  ============      ============
--------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

Financial Highlights

                                                                                                 Class A
                                                                        ---------------------------------------------------
                                                                         For the
The following per share data and ratios have been derived               Six Months
from information provided in the financial statements.                    Ended            For the Year Ended July 31,
                                                                         Jan. 31,   ---------------------------------------
Increase (Decrease) in Net Asset Value:                                   2002        2001       2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period .............   $ 10.67     $ 10.17    $ 10.63   $ 11.15   $ 11.07
Operating                                                                -------     -------    -------   -------   -------
Performance:        Investment income--net ...........................       .26         .50        .51       .51       .56
                    Realized and unrealized gain (loss) on
                    investments--net .................................      (.18)        .50       (.39)     (.52)      .08
                                                                         -------     -------    -------   -------   -------
                    Total from investment operations .................       .08        1.00        .12      (.01)      .64
                                                                         -------     -------    -------   -------   -------
                    Less dividends and distributions:
                     Investment income--net ..........................      (.26)       (.50)      (.51)     (.51)     (.56)
                     In excess of realized gain on investments--net ..        --          --       (.07)       --        --
                                                                         -------     -------    -------   -------   -------
                    Total dividends and distributions ................      (.26)       (.50)      (.58)     (.51)     (.56)
                                                                         -------     -------    -------   -------   -------
                    Net asset value, end of period ...................   $ 10.49     $ 10.67    $ 10.17   $ 10.63   $ 11.15
                                                                         =======     =======    =======   =======   =======
---------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ...............      .71%+      9.99%      1.38%     (.21%)    5.92%
Return:**                                                                =======     =======    =======   =======   =======
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses .........................................     1.15%*      1.02%      1.00%      .95%      .86%
Net Assets:                                                              =======     =======    =======   =======   =======
                    Investment income--net ...........................     4.80%*      4.75%      5.07%     4.58%     5.02%
                                                                         =======     =======    =======   =======   =======
---------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands)  ........   $ 3,694     $ 3,928    $ 3,930   $ 5,080   $ 5,705
Data:                                                                    =======     =======    =======   =======   =======
                    Portfolio turnover ...............................     9.50%      32.60%     25.66%    89.30%    23.32%
                                                                         =======     =======    =======   =======   =======
---------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

Financial Highlights (continued)

                                                                                              Class B
                                                                        -----------------------------------------------
                                                                         For the
The following per share data and ratios have been derived               Six Months
from information provided in the financial statements.                    Ended          For the Year Ended July 31,
                                                                         Jan. 31,   -----------------------------------
Increase (Decrease) in Net Asset Value:                                   2002        2001      2000     1999     1998
-----------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period .............   $ 10.67    $ 10.17   $ 10.63  $ 11.15  $ 11.07
Operating                                                                -------    -------   -------  -------  -------
Performance:        Investment income--net ...........................       .23        .44       .46      .45      .50
                    Realized and unrealized gain (loss) on
                    investments--net .................................      (.18)       .50      (.39)    (.52)     .08
                                                                         -------    -------   -------  -------  -------
                    Total from investment operations .................       .05        .94       .07     (.07)     .58
                                                                         -------    -------   -------  -------  -------
                    Less dividends and distributions:
                     Investment income--net ..........................      (.23)      (.44)     (.46)    (.45)    (.50)
                     In excess of realized gain on investments--net ..        --         --      (.07)      --       --
                                                                         -------    -------   -------  -------  -------
                    Total dividends and distributions ................      (.23)      (.44)     (.53)    (.45)    (.50)
                                                                         -------    -------   -------  -------  -------
                    Net asset value, end of period ...................   $ 10.49    $ 10.67   $ 10.17  $ 10.63  $ 11.15
                                                                         =======    =======   =======  =======  =======
-----------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ...............      .46%+     9.44%      .86%    (.71%)   5.38%
Return:**                                                                =======    =======   =======  =======  =======
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses .........................................     1.66%*     1.53%     1.50%    1.46%    1.37%
Net Assets:                                                              =======    =======   =======  =======  =======
                    Investment income--net ...........................     4.29%*     4.24%     4.56%    4.07%    4.51%
                                                                         =======    =======   =======  =======  =======
-----------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands)  ........   $33,893    $35,952   $37,035  $45,988  $51,255
Data:                                                                    =======    =======   =======  =======  =======
                    Portfolio turnover ...............................     9.50%     32.60%    25.66%   89.30%   23.32%
                                                                         =======    =======   =======  =======  =======
-----------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

Financial Highlights (continued)

                                                                                              Class C
                                                                        --------------------------------------------------
                                                                         For the
The following per share data and ratios have been derived               Six Months
from information provided in the financial statements.                    Ended           For the Year Ended July 31,
                                                                         Jan. 31,   --------------------------------------
Increase (Decrease) in Net Asset Value:                                   2002        2001       2000      1999      1998
--------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period .............   $10.66     $ 10.16    $ 10.62   $ 11.14   $ 11.06
Operating                                                                ------     -------    -------   -------   -------
Performance:        Investment income--net ...........................      .22         .43        .45       .44       .49
                    Realized and unrealized gain (loss) on
                    investments--net .................................     (.18)        .50       (.39)     (.52)      .08
                                                                         ------     -------    -------   -------   -------
                    Total from investment operations .................      .04         .93        .06      (.08)      .57
                                                                         ------     -------    -------   -------   -------
                    Less dividends and distributions:
                     Investment income--net ..........................     (.22)       (.43)      (.45)     (.44)     (.49)
                     In excess of realized gain on investments--net ..       --          --       (.07)       --        --
                                                                         ------     -------    -------   -------   -------
                    Total dividends and distributions ................     (.22)       (.43)      (.52)     (.44)     (.49)
                                                                         ------     -------    -------   -------   -------
                    Net asset value, end of period ...................   $10.48     $ 10.66    $ 10.16   $ 10.62   $ 11.14
                                                                         ======     =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ...............     .41%+      9.34%       .76%     (.81%)    5.28%
Return:**                                                                ======     =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses .........................................    1.76%*      1.63%      1.60%     1.57%     1.47%
Net Assets:                                                              ======     =======    =======   =======   =======
                    Investment income--net ...........................    4.19%*      4.13%      4.46%     3.96%     4.40%
                                                                         ======     =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands)  ........   $2,730     $ 2,565    $ 2,664   $ 3,814   $ 1,835
Data:                                                                    ======     =======    =======   =======   =======
                    Portfolio turnover ...............................    9.50%      32.60%     25.66%    89.30%    23.32%
                                                                         ======     =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                              Class D
                                                                        --------------------------------------------------
                                                                         For the
The following per share data and ratios have been derived               Six Months
from information provided in the financial statements.                    Ended           For the Year Ended July 31,
                                                                         Jan. 31,   --------------------------------------
Increase (Decrease) in Net Asset Value:                                   2002        2001       2000      1999      1998
--------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period .............   $10.67     $ 10.17    $ 10.63   $ 11.15   $ 11.07
Operating                                                                ------     -------    -------   -------   -------
Performance:        Investment income--net ...........................      .25         .49        .50       .50       .55
                    Realized and unrealized gain (loss) on
                    investments--net .................................     (.17)        .50       (.39)     (.52)      .08
                                                                         ------     -------    -------   -------   -------
                    Total from investment operations .................      .08         .99        .11      (.02)      .63
                                                                         ------     -------    -------   -------   -------
                    Less dividends and distributions:
                     Investment income--net ..........................     (.25)       (.49)      (.50)     (.50)     (.55)
                     In excess of realized gain on investments--net ..       --          --       (.07)       --        --
                                                                         ------     -------    -------   -------   -------
                    Total dividends and distributions ................     (.25)       (.49)      (.57)     (.50)     (.55)
                                                                         ------     -------    -------   -------   -------
                    Net asset value, end of period ...................   $10.50     $ 10.67    $ 10.17   $ 10.63   $ 11.15
                                                                         ======     =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ...............     .76%+      9.88%      1.28%     (.30%)    5.82%
Return:**                                                                ======     =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses .........................................    1.25%*      1.13%      1.09%     1.06%      .96%
Net Assets:                                                              ======     =======    =======   =======   =======
                    Investment income--net ...........................    4.70%*      4.65%      4.97%     4.47%     4.91%
                                                                         ======     =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands)  ........   $3,248     $ 3,326    $ 2,931   $ 3,647   $ 2,837
Data:                                                                    ======     =======    =======   =======   =======
                    Portfolio turnover ...............................    9.50%      32.60%     25.66%    89.30%    23.32%
                                                                         ======     =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Massachusetts Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $28,059 increase in cost of securities (which in turn results in a corresponding $28,059 decrease in net unrealized appreciation and a corresponding $28,059 increase in undistributed net investment income), based on securities held by the Fund as of July 31, 2001.

The effect of this change for the six months ended January 31, 2002 was to increase net investment income by $3,375 and decrease net unrealized appreciation by $31,434. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B .......................................          .25%            .25%
Class C .......................................          .25%            .35%
Class D .......................................          .10%             --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class D ..............................                $280                $3,461
--------------------------------------------------------------------------------

For the six months ended January 31, 2002, MLPF&S received contingent deferred sales charges of $12,957 and $226 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended January 31, 2002, the Fund reimbursed FAM $4,582 for certain accounting services.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2002 were $4,197,140 and $6,778,180, respectively. Net realized gains (losses) for the six months ended January 31, 2002 and net unrealized gains as of January 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                 Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments ....................         $ 139,466          $1,836,966
Financial futures contracts ..............          (106,054)             17,578
                                                   ---------          ----------
Total ....................................         $  33,412          $1,854,544
                                                   =========          ==========
--------------------------------------------------------------------------------

As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $1,836,966, of which $2,938,579 related to appreciated securities and $1,101,613 related to depreciated securities. The aggregate cost of investments at January 31, 2002 for Federal income tax purposes was $41,825,045.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $1,462,335 and $3,002,385 for the six months ended January 31, 2002 and for the year ended July 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 2002                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold .............................           19,414          $   207,192
Shares issued to shareholders
in reinvestment of dividends ............            3,841               40,913
                                                   -------          -----------
Total issued ............................           23,255              248,105
Shares redeemed .........................          (39,425)            (424,294)
                                                   -------          -----------
Net decrease ............................          (16,170)         $  (176,189)
                                                   =======          ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2001                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold .............................           20,348          $   213,007
Shares issued to shareholders
in reinvestment of dividends ............            7,407               77,465
                                                   -------          -----------
Total issued ............................           27,755              290,472
Shares redeemed .........................          (46,021)            (482,062)
                                                   -------          -----------
Net decrease ............................          (18,266)         $  (191,590)
                                                   =======          ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 2002                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold .............................          107,777          $ 1,151,307
Shares issued to shareholders
in reinvestment of dividends ............           37,200              396,346
                                                  --------          -----------
Total issued ............................          144,977            1,547,653
Automatic conversion
of shares ...............................           (3,167)             (34,133)
Shares redeemed .........................         (281,572)          (2,987,109)
                                                  --------          -----------
Net decrease ............................         (139,762)         $(1,473,589)
                                                  ========          ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2001                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold .............................          335,082          $ 3,503,678
Shares issued to shareholders
in reinvestment of dividends ............           73,550              769,285
                                                  --------          -----------
Total issued ............................          408,632            4,272,963
Automatic conversion
of shares ...............................          (40,157)            (417,499)
Shares redeemed .........................         (640,320)          (6,677,394)
                                                  --------          -----------
Net decrease ............................         (271,845)         $(2,821,930)
                                                  ========          ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 2002                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold .............................           37,703          $   401,613
Shares issued to shareholders
in reinvestment of dividends ............            4,132               43,978
                                                   -------          -----------
Total issued ............................           41,835              445,591
Shares redeemed .........................          (22,126)            (235,412)
                                                   -------          -----------
Net increase ............................           19,709          $   210,179
                                                   =======          ===========
--------------------------------------------------------------------------------

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2001                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold .............................          109,124          $ 1,146,801
Shares issued to shareholders
in reinvestment of dividends ............            8,816               92,174
                                                  --------          -----------
Total issued ............................          117,940            1,238,975
Shares redeemed .........................         (139,436)          (1,470,123)
                                                  --------          -----------
Net decrease ............................          (21,496)         $  (231,148)
                                                  ========          ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended January 31, 2002                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold .............................           11,590          $   123,723
Automatic conversion
of shares ...............................            3,166               34,133
Shares issued to shareholders
in reinvestment of dividends ............            2,650               28,231
                                                   -------          -----------
Total issued ............................           17,406              186,087
Shares redeemed .........................          (19,549)            (208,823)
                                                   -------          -----------
Net increase ............................           (2,143)         $   (22,736)
                                                   =======          ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 2001                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold .............................           23,970          $   248,932
Automatic conversion
of shares ...............................           40,157              417,499
Shares issued to shareholders
in reinvestment of dividends ............            4,581               47,948
                                                   -------          -----------
Total issued ............................           68,708              714,379
Shares redeemed .........................          (45,208)            (472,096)
                                                   -------          -----------
Net increase ............................           23,500          $   242,283
                                                   =======          ===========
--------------------------------------------------------------------------------

5. Short-Term Borrowings

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended January 31, 2002.

6. Capital Loss Carryforward

At July 31, 2001, the Fund had a net capital loss carryforward of approximately $1,782,000, of which $474,000 expires in 2008 and $1,308,000 expires in 2009.
This amount will be available to offset like amounts of any future taxable gains.

7. Reorganization Plan

On December 14, 2001, the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the National Portfolio.

Merrill Lynch Massachusetts Municipal Bond Fund                 January 31, 2002

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Joseph L. May, Trustee and Vincent R. Giordano, Senior Vice President of Merrill Lynch Massachusetts Municipal Bond Fund, have recently retired. The Fund's Board of Trustees wishes Messrs. May and Giordano well in their retirements.

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Massachusetts Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

[LOGO] Printed on post-consumer recycled paper                      #16150--1/02